UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2002
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                             COACHMEN INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

   INDIANA                         1-7160                  35-1101097
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(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)



2831 Dexter Drive
ELKHART, INDIANA                                                 46514
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(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (574) 262-0123
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On August 5, 2002, the Company issued a press release announcing a $.06 per share cash dividend and the Company's plans to resume share repurchases under its existing share repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    The following exhibits are filed as a part of this Report:

        99.1  Press Release dated August 5, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By: /S/ RICHARD M. LAVERS
                                      Richard M. Lavers
                                      Executive Vice President, General
                                      Counsel and Secretary



Date: August 6, 2002

                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1              Press Release dated August 5, 2002                 5